First Quarter 2023 EARNINGS PRESENTATION MAY 9 | 2023

This document contains forward-looking statements. within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company’s representatives may also make forward-looking statements orally or in writing from time to time. Statements in this document that are not historical facts, including, statements about the Company’s beliefs and expectations, future financial performance and future prospects, business and economic trends, potential acquisitions, and estimates of amounts for redeemable noncontrolling interests and deferred acquisition consideration, constitute forward-looking statements. Forward-looking statements, which are generally denoted by words such as “anticipate,” “assume,” “believe,” “continue,” “could,” “create,” “estimate,” “expect,” “focus,” “forecast,” “foresee,” “future,” “guidance,” “intend,” “look,” “may,” “opportunity,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would” or the negative of such terms or other variations thereof and terms of similar substance used in connection with any discussion of current plans, estimates and projections are subject to change based on a number of factors, including those outlined in this section. Forward-looking statements in this document are based on certain key expectations and assumptions made by the Company. Although the management of the Company believes that the expectations and assumptions on which such forward-looking statements are based are reasonable, undue reliance should not be placed on the forward-looking statements because the Company can give no assurance that they will prove to be correct. The material assumptions upon which such forward-looking statements are based include, among others, assumptions with respect to general business, economic and market conditions, the competitive environment, anticipated and unanticipated tax consequences and anticipated and unanticipated costs. These forward-looking statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in this section. These forward- looking statements are subject to various risks and uncertainties, many of which are outside the Company’s control. Therefore, you should not place undue reliance on such statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events, if any. Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statements. Such risk factors include, but are not limited to, the following: • risks associated with international, national and regional unfavorable economic conditions that could affect the Company or its clients; • inflation and actions taken by central banks to counter inflation; • the Company’s ability to attract new clients and retain existing clients; • the impact of a reduction in client spending and changes in client advertising, marketing and corporate communications requirements; • financial failure of the Company’s clients; • the Company’s ability to retain and attract key employees; • the Company’s ability to compete in the markets in which it operates; • the Company’s ability to achieve its cost saving initiatives; • the Company’s implementation of strategic initiatives; • the Company’s ability to remain in compliance with its debt agreements and the Company’s ability to finance its contingent payment obligations when due and payable, including but not limited to those relating to redeemable noncontrolling interests and deferred acquisition consideration; • the Company’s ability to manage its growth effectively, including the successful completion and integration of acquisitions that complement and expand the Company’s business capabilities; • the Company’s ability to develop products incorporating new technologies, including augmented reality, artificial intelligence, and virtual reality, and realize benefits from such products; • an inability to realize expected benefits of the combination of the Company’s business with the business of MDC; (the “Business Combination” and, together with the related transactions, the “Transactions”); • adverse tax consequences in connection with the Transactions for the Company, its operations and its shareholders, that may differ from the expectations of the Company, including that future changes in tax law, potential increases to corporate tax rates in the United States and disagreements with the tax authorities on the Company’s determination of value and computations of its attributes may result in increased tax costs; • the occurrence of material Canadian federal income tax (including material “emigration tax”) as a result of the Transactions; • the Company’s unremediated material weaknesses in internal control over financial reporting and its ability to establish and maintain an effective system of internal control over financial reporting; • the Company’s ability to protect client data from security incidents or cyberattacks; • economic disruptions resulting from war and other geopolitical tensions, terrorist activities and natural disasters; • stock price volatility; and • foreign currency fluctuations. Investors should carefully consider these risk factors, other risk factors described herein, and the additional risk factors outlined in more detail in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings. FORWARD LOOKING STATEMENTS & OTHER INFORMATION 2

DEFINITIONS OF NON-GAAP FINANCIAL MEASURES 3 In addition to its reported results, Stagwell Inc. has included in this earnings presentation certain financial results that the Securities and Exchange Commission (SEC) defines as "non-GAAP Financial Measures." Management believes that such non-GAAP financial measures, when read in conjunction with the Company's reported results, can provide useful supplemental information for investors analyzing period to period comparisons of the Company's results. Such non-GAAP financial measures include the following: Pro Forma Results: The Pro Forma amounts presented for each period were prepared by combining the historical standalone state ments of operations for each of legacy MDC and SMG. The unaudited pro forma results are provided for illustrative purposes only and do not purport to represent what the actual consolidated results of operations or consolidated financial condition would have been had the combination actually occurred on the date indicated, nor do they purport to proje ct the future consolidated results of operations or consolidated financial condition for any future period or as of any future date. The Company has excluded a quantitative reco nciliation of Adjusted Pro Forma EBITDA to net income under the “unreasonable efforts” exception in Item 10(e)(1)( i)(B) of Regulation S-K. (1) Organic Revenue: “Organic revenue growth” and “organic revenue decline” refer to the positive or negative results, respective ly, of subtracting both the foreign exchange and acquisition (disposition) components from total revenue growth. The acquisition (disposition) component is calculated by aggregating prior period revenue for any acquired businesses, less the prior period revenue of any businesses that were disposed of during the current period. The organic reve nue growth (decline) component reflects the constant currency impact of (a) the change in revenue of the partner firms that the Company has held throughout each of the comparable periods presented, and (b) “non- GAAP acquisitions (dispositions), net”. Non-GAAP acquisitions (dispositions), net consists of (i) for acquisitions during the current year, the revenue effect from such acquisition as if the acquisition had been owned during the equivalent period in the prior year and (ii) for acquisitions during the previous year, the revenue effect from such acquisitions as if they had been owned during that entire year (or same period as the current reportable period), taking into account their respective pre-acquisition revenues for the applicable periods, and (iii) for dispositions, the revenue effect from such disposition as if they had been disposed of during the equivalent period in the prior year. (2) Net New Business: Estimate of annualized revenue for new wins less annualized revenue for losses incurred in the period. (3) Adjusted EBITDA: defined as Net income excluding non-operating income or expense to achieve operating income, plus depreciation and amortization, stock-based compensation, deferred acquisition consideration adjustments, and other items. Other items include restructuring costs, acquisition-related expenses, and nonrecurring items. (4) Adjusted Diluted EPS is defined as (i) Net income (loss) attributable to Stagwell Inc. common shareholders, plus net income attributable to Class C shareholders, excluding amortization expense, impairment and other losses, stock-based compensation, deferred acquisition consideration adjustments, discrete tax items, and other items, divided by (ii) (a) the per weighted average number of common shares outstanding plus (b) the weighted average number of Class C shares outstanding (if dilutive). Other items includes restructuring costs, acquisition-related expenses, and non-recurring items, and subject to the anti-dilution rules. (5) Free Cash Flow: defined as Adjusted EBITDA less capital expenditures, change in net working capital, cash taxes, interest, and distributions to minority interests, but excludes contingent M&A payments. (6) Financial Guidance: The Company provides guidance on a non-GAAP basis as it cannot predict certain elements which are included in reported GAAP results. Included in this earnings presentation are tables reconciling reported Stagwell Inc. results to arrive at certain of these non-GAAP financial measures.

4 FINANCIAL Outlook Reiterating Full-Year 2023 Outlook 7.5 - 10% Organic Net Revenue Growth 10 - 14% Organic Net Revenue Growth Ex-Advocacy $450M - $490M In Adjusted EBITDA 50 - 60% EBITDA Conversion on Free Cash Flow $0.90 - $1.05 In Adjusted Earnings Per Share Note: Guidance as of 5/09/2023. The Company has excluded a quantitative reconciliation with respect to the Company’s 2023 guidance under the “unreasonable efforts” exception in Item 10(e)(1)(i)(B) of Regulation S-K. See "Non-GAAP Financial Measures" below for additional information on definitions for Organic Net Revenue, Organic Net Revenue Ex-Advocacy, Adjusted EBITDA, Adjusted Earnings Per Share, and Free Cash Flow. Please refer to our investor website at stagwellglobal.com/investo rs for information on Forward Lo oking Statements and risk factors outlined in our 2022 Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on March 6, 2023, and accessible on the SEC’s website at www.sec.gov, under the caption “Risk Factors,” and in the Company’s other SEC filings.

BUY-BACK *Transaction*

Announced agreement to buy-back 23.3M Shares from AlpInvest Partners

- On May 9, 2023, Stagwell Inc. agreed to repurchase approximately 23.3 million shares from AlpInvest Partners.
- As announced separately, Stagwell Media LP, a shareholder in Stagwell Inc., and AlpInvest are engaged in advanced negotiations to redeem AlpInvest's remaining interests in Stagwell Media LP, subject to final documentation.
- Upon completion of these transactions, AlpInvest will no longer be an investor in Stagwell Inc.

23.3 million	Shares Agreed to be Repurchased from AlpInvest by Stagwell Inc.
$6.43	Purchase Price of Shares
~$150 million	Dollar Size of Transaction
~267 million	Shares Outstanding Post Transactions

STAGWELL TRANSFORMING MARKETING

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FIRST QUARTER HIGHLIGHTS

NET REVENUE: $522M | NET LEVERAGE RATIO: 2.63x | ADJ. EBITDA: $72M

Compelling TWO-YEAR GROWTH

21% organic net revenue growth on 2-year stack

Net revenue ex. advocacy of $494 million in 1Q, growing 1% year on year

$53 million of net new business in 1Q, $212 million over last 12 months

Improving EFFICIENCY

Proactive management of staffing levels & costs

Made $25M+ of annualized staff cost savings, $20M to come in 2Q

Prudently managed headcount ahead of expected rebound in 2H

Investing IN TECHNOLOGY

Accelerating investment in Stagwell Marketing Cloud Group

Launched "Taylor", a generative AI product for PR professionals

ARound now in 4 professional sports stadiums across 3 major leagues

PRophet honored with Innovation SABRE award for PR Software and Services category

Harris Brand Terminal has 120+ customers and grew 100% in FY22

Winning INDUSTRY RECOGNITION

Received 70+ awards from industry publications

GALE recognized as Breakthrough Media Agency of Year by Adweek

Observatory won 3 SABRE Gold Awards for Doritos/Netflix Collaboration

Doner Network named 2023 Standout Agency on Ad Age's A List

STAGWELL TRANSFORMING MARKETING

Note: Net Leverage Ratio defined as Net Debt divided by LTM Adjusted EBITDA.

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S U M M A R Y C O M B I N E D F I N A N C I A L S Note: Figures may not foot due to rounding. Three Months Ended March 31, 2023 2022 Net Revenue $ 521,662 $ 526,637 Billable Costs 100,782 116,266 Revenue $ 622,444 $ 642,903 Billable Costs 100,782 116,266 Staff costs 349,677 340,638 Administrative costs 68,176 56,294 Unbillable and other costs, net 31,587 28,293 Adjusted EBITDA $ 72,222 $ 101,412 Stock-based compensation 12,004 8,021 Depreciation and amortization 33,477 31,204 Deferred acquisition consideration 4,088 1,897 Impairment and other losses - 557 Other items, net 6,420 5,073 Operating income (loss) $ 16,233 $ 54,660 Adjusted EBITDA margin (on net revenue) 13.8% 19.3% 7 $ in Thousands

1 Q 2 3 N E T R E V E N U E Note: Figures may not foot due to rounding. Three Months Ended March 31, 2023 Net Revenue Change March 31, 2022 $ 526,637 Organic revenue (16,109) (3.1%) Acquisitions (divestitures), net 18,483 3.5% Foreign currency (7,349) (1.4%) Total Change $ (4,975) (0.9%) March 31, 2023 $ 521,662 8 $ in Thousands

79.9% 7.8% 12.4% 1 Q N E T R E V E N U E B Y G E O G R A P H Y Note: Figures may not foot due to rounding. 1Q Organic Growth Y/Y Geography 1Q23 United States (4.6)% United Kingdom 10.6% Other (0.5)% TOTAL (3.1)% TOTAL EX-ADVOCACY (1.1)% 9 % OF NET REVENUE

GLOBAL NETWORK

Stagwell's Affiliate Network Significantly Expands Our Global Footprint

North America

- Canada
- USA
- Mexico

Europe

- Austria
- Belgium
- Bulgaria
- Italy
- Latvia
- Romania
- Slovak Republic
- Slovenia
- Switzerland
- Turkey
- Ukraine
- France
- Germany
- Netherlands
- Poland
- Spain
- Sweden
- United Kingdom

Asia Pacific

- Australia
- China
- Hong Kong
- India
- Indonesia
- Japan
- Malaysia
- Philippines
- Taiwan
- Thailand
- Singapore
- South Korea

Middle East & Africa

- Algeria
- Bahrain
- Egypt
- Jordan
- Kuwait
- Lebanon
- Libya
- Morocco
- Nigeria
- Oman
- Saudi Arabia
- South Africa
- Tunisia
- United Arab Emirates

Latin America

- Argentina
- Aruba
- Bolivia
- Brazil
- Curacao
- Colombia
- Costa Rica
- Dominican
- Ecuador
- El Salvador
- Guatemala
- Honduras
- Jamaica
- Nicaragua
- Panama
- Peru
- Republic
- Uruguay
- Venezuela

	Stagwell	*+Affiliates*
COUNTRIES	34	65+
EMPLOYEES	13K+	21K+

Note: As of March 31, 2023.

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OUR PRINCIPAL CAPABILITIES

1 **Digital Transformation**
Building & Designing Digital Platforms & Technology

2 **Performance Media & Data**
Addressable on a Global Scale

3 **Consumer Insights & Strategy**
Tracking Across the Entire Consumer Journey

4 **Creativity & Communications**
Blue-Chip Customer Base


DIGITAL REVENUE
58% 1Q23

STAGWELL
TRANSFORMING MARKETING

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N E T R E V E N U E G R O W T H B Y C A P A B I L I T Y Notes: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding. EBITDA includes corporate expenses, notionally allocated ratably across each capability. 1Q23 Principal Capability Organic Net Revenue Growth Net Revenue Growth Digital Transformation (9.0%) (8.9%) Performance Media & Data 5.4% 8.9% Consumer Insights & Strategy 1.4% 18.7% Creativity & Communications (3.5%) (4.0%) TOTAL (3.1%) (0.9%) TOTAL EX-ADVOCACY (1.1)% 1.0% % OF NET REVENUE 12 1Q 27% 19% 12% 42%

ADJ EBITDA GROWTH BY CAPABILITY

% OF ADJ. EBITDA*

1Q


48%
8%
12%
31%

Adj. EBITDA Growth* Y/Y

Principal Capability	*1Q23*
Digital Transformation	(23%)
Performance Media & Data	(50%)
Consumer Insights & Strategy	(8%)
Creativity & Communications	(35%)
TOTAL	**(29%)**
TOTAL EX-ADVOCACY	**(21%)**

STAGWELL TRANSFORMING MARKETING

Note: Advocacy includes Targeted Victory, SKDK, and TMA Direct. Figures may not foot due to rounding.
*EBITDA includes corporate expenses, notionally allocated ratably across each capability.

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Three Months Ended, March 31, 2023 March 31, 2022 % Change Total Net Revenue $522 $527 (0.9%) Advocacy Net Revenue 27 37 (26.3%) Total Ex Advocacy 494 489 1.0% Three Months Ended, March 31, 2023 March 31, 2022 % Change Total Adj. EBITDA $72 $101 (28.8%) Advocacy Adj. EBITDA 1 12 (90.9%) Total Ex Advocacy 71 90 (20.7%) 1 Q E X - A D V O C A C Y N E T R E V E N U E & A D J U S T E D E B I T D A Note: Advocacy includes Targeted Victory, SKDK, & TMA Direct. Actuals may not foot due to rounding $ in Millions NET REVENUE ADJ. EBITDA 14

N E W B U S I N E S S U P D A T E 15 PER CLIENT AT TOP 25 Notable Business WINS & EXPANSIONSNet New Business 1Q23 $53M LTM $212M Avg. Net Revenue 1Q23 $6.2M

16 WE HAVE OUR FINANCIAL HOUSE in order Refinanced Bonds, Securing $1.1B in financing › Fixed interest rate of 5.625% in rising interest rate environment › ~6 years to maturity in 2029, providing financial flexibility Increased Revolving Credit Facility to $640M with flexible terms, 5-year maturity Moody’s upgraded Stagwell’s corporate family rating (CFR) to B1 from B2 in July 2022

17 LIQUIDITY Available Liquidity (as of 3/31/2023) Commitment Under Credit Facility $ 500 Drawn 150 Undrawn Letters of Credit 25 Undrawn Commitments Under Facility $ 325 Total Cash & Cash Equivalents 139 Total Available Liquidity $ 464 $ in Millions

18 MAINTAINING DISCIPLINE AROUND Deferred Acquisition Costs REDUCED DAC BY $59M FROM 1Q22 QUARTER-END BALANCE $224M $166M 1Q22 1Q23

A D J U S T E D E A R N I N G S P E R S H A R E Three Months Ended March 31, 2023 Reported (GAAP) Adjustments Non-GAAP Net income attributable to Stagwell Inc. common shareholders $ 443 $ 18,623 $ 19,066 Net income attributable to Class C Shareholders (3,165) 23,104 19,939 Net income – diluted EPS $ (2,722) $ 41,727 $ 39,005 Weighted average number of common shares outstanding (diluted) 128,897 128,897 Weighted average number of common class C shares outstanding (diluted) 160,909 160,909 Weighted average number of shares outstanding 289,806 289,806 Adjusted earnings per share (diluted) $ (0.01) $ 0.13 Adjustments to net income (loss) Pre-Tax Tax Net Amortization $ 26,732 $ (5,346) $ 21,386 Stock-based compensation 12,004 (2,401) 9,603 Deferred acquisition consideration 4,088 (818) 3,270 Other items, net 6,420 (1,283) 5,137 Tax adjustments 0 2,331 2,331 Total add-backs $ 49,244 $ (7,517) $ 41,727 19 $ and Shares in Thousands Note: Numbers may not foot due to rounding.

G A A P C O N S O L I D A T E D O P E R A T I N G P E R F O R M A N C E Three Months Ended March 31, 2023 2022 Revenue $ 622,444 $ 642,903 Cost of services 413,898 411,970 Office & general expenses 158,836 144,512 Depreciation & amortization 33,477 31,204 Impairment & other losses - 557 Total operating expenses $ 606,211 $ 588,243 Operating income (Loss) $16,233 $ 54,660 Interest expense, net (18,189) (18,729) Foreign exchange, net (670) (306) Other, net 220 156 Other income (expenses) $ (18,639) $ (18,879) Income tax expense (benefit) 2,384 3,189 Income (loss) before equity in earnings of non-consolidated affiliates $ (4,790) $ 32,592 Equity in income (loss) of non-consolidated affiliates (227) 1,030 Net income (loss) $ (5,017) $ 33,622 Net income (loss) attributable to non-controlling & redeemable non-controlling interests 5,460 (20,947) Net income (loss) attributable to Stagwell Inc. common shareholders $ 443 $ 12,675 Earnings Per Share Basic $ 0.00 $ 0.10 Diluted $ (0.01) $ 0.10 Weighted Average Number of Shares Outstanding Basic 125,199 122,285 Diluted 289,806 297,484 Note: Numbers may not foot due to rounding. 20 $ and Shares in Thousands

PRO FORMA CAPITAL STRUCTURE

Net Debt & Debt-Like *($M, as of 3/31/2023)*

Revolving Credit Facility	$ 150
Bonds	1,100
NCI[1]	31
DAC	166
RNCI[2]	33
Less: Investments[3]	18
Less: Cash	139
TOTAL NET DEBT & DEBT-LIKE	**$ 1,323**

Pro Forma Share Count[4] *(Thousands, as of 5/3/2023)*

Class A	129,690
Class C (equal voting & economic rights to Class A)	160,909
Share-based awards	4,296
PRO FORMA DILUTED	**294,895**

STAGWELL
TRANSFORMING MARKETING

Note: Pro Forma share count assumes full conversion of Class C shares to Class A on a one-to-one basis. Numbers may not foot due to rounding
1. Excludes non-controlling interest of Stagwell Class C shareholders to reflect NCI balance pro forma for full conversion of Class C shares to Class A.
2. Includes redeemable non-controlling interest and obligations in connection with profit interests held by employees.
3. Non-consolidated investments
4. Pro Forma Share Count is as of May 3, 2023. Does not reflect change in share count as a result of agreement to buy-back ~23.3 million shares from an investor as announced on May 9, 2023.

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22 STAGWELL MARKETING CLOUD GROUP SaaS & DaaS tools for the in-house marketer SMC Real-Time Research SMC Comms Tech SMC Advanced Media Platforms SMC Media Studio SMC Data & AI Marketplace QR Code

APPLYING A PROVEN PLAYBOOK
to scale Stagwell Marketing Cloud Group

Building complementary software solutions leveraging the domain expertise and distribution channels already in place at Stagwell


1
2
3
4

Digital Services

Digital Transformation
Building Digital Platforms & Consumer Experiences

Performance Media & Data
Integrated Omnichannel Media, Data & E-Commerce

Consumer Insights & Strategy
Tracking Across the Consumer Journey

Creativity & Communications
Blue-Chip Customer Base

Technology

SMC Advanced Media Platforms
Proprietary & Premium Owned Media Channels

SMC Media Studio
Platform for In-House Media Planners and Buyers

SMC Real-Time Research
Suite of Solutions for Market Researchers

SMC Comms Tech
AI-Driven Platform for Modern Communicators

STAGWELL

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24 We've developed a proven strategy to develop and incubate new technologies, making informed product roadmap decisions based off agency clients while leveraging our world-class tech team STAGWELL MARKETING CLOUD GROUP Product Incubation Playbook WE BUILD ADVANCED PRODUCTS MORE EFFICIENTLY than the rest Faster Shared infrastructure + tech expertise DEVELOP & ITERATE FAST Cheaper World's most ambitious clients + upselling opportunities LOWER GO-TO-MARKET COSTS Better Proprietary data + the best marketers in the world INTERNAL TESTING & INSIGHTS THAT DELIVER BETTER PRODUCTS

25 REAL-TIME INSIGHTS Product Spotlight Customer Benefit Unlocking continuous brand tracking on an affordable, global, modern basis for research professionals

26 ARTIFICAL INTELLIGENCE Product Spotlight Customer Benefit Revolutionizing the PR process through AI, saving PR professionals from millions of tedious working hours

27 AUGMENTED REALITY Product Spotlight Customer Benefit Bringing a whole new level of stadium entertainment and fan engagement to sports and entertainment through shared AR

28 STAGWELL MARKETING CLOUD GROUP Pricing Model Modern, flexible pricing models that fit the needs and budgets for the modern, in-house marketer Subscription Pricing Annual SaaS contract Consumption Fee Data and media spend Advertising-Based Sponsorship fees

Thank You Contact Us: IR@StagwellGlobal.com